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                                                               EXHIBIT 10.4(14)


                 A FOURTH AMENDMENT TO THE MAY 3, 1996 AGREEMENT
                      BETWEEN THE CITY OF ATLANTIC CITY AND
                      MIRAGE RESORTS, INCORPORATED FOR THE
                DEVELOPMENT OF THE HURON NORTH REDEVELOPMENT AREA

                              1. INITIAL RECITALS

     THIS FOURTH AMENDMENT (this "Fourth Amendment") KNOWN AS "A FOURTH AMENDMENT TO THE MAY 3, 1996 AGREEMENT BETWEEN THE CITY OF ATLANTIC CITY AND MIRAGE RESORTS, INCORPORATED FOR THE DEVELOPMENT OF THE HURON NORTH REDEVELOPMENT AREA" IS MADE THIS 18th DAY OF OCTOBER, 2000 by and between the City of Atlantic City (the "City") and MAC, CORP. (the "Redeveloper"), in consideration of the provisions set forth hereinafter and the mutual promises contained herein.

     WHEREAS, pursuant to Ordinance No. 14 of 1996 adopted by the City Council of the City (the City Council"), the City entered into a certain agreement known as "An Agreement Between the City of Atlantic City and Mirage Resorts, Incorporated for the Development of the Huron North Redevelopment Area" (the "Agreement"), which Agreement was executed on May 3, 1996; and

     WHEREAS, in accordance with Section 5.6 of the Agreement, the Redeveloper is the successor by assignment to the rights of Mirage Resorts, Incorporated in and to the Agreement; and

     WHEREAS, Section 10.5.3 of the Agreement provides that any amendment to the Agreement must be in writing and specifically recite that it is being entered into by and


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between the City and the Redeveloper with the specific intention to modify the terms of the Agreement; and

     WHEREAS, pursuant to Ordinance No. 75 of 1997 adopted by the City Council, the City entered into a certain agreement known as "An Amendment to the May 3, 1996 Agreement Between the City of Atlantic City and Mirage Resorts, Incorporated for the Development of the Huron North Redevelopment Area" (the "First Amendment"), which First Amendment was executed on January 8, 1998; and

     WHEREAS, pursuant to Ordinance No. 61 of 1998 adopted by the City Council, the City entered into a certain agreement known as "A Second Amendment to the May 3, 1996 Agreement Between the City of Atlantic City and Mirage Resorts, Incorporated for the Development of the Huron North Redevelopment Area" (the "Second Amendment"), which Second Amendment was executed on December 15, 1998; and

     WHEREAS, pursuant to the First Amendment, the City conveyed the Project Parcels (as defined in the Agreement) to Redeveloper by deed dated January 8, 1998 and recorded on January 9, 1998 in the Atlantic County Clerk's Office in Deed Book 6237, Page 223 (the "Original City Deed"); and

     WHEREAS, the Original City Deed contains various restrictions, including, without limitation, a right of reversion and statutory covenants, provisions and controls which affect the Project Parcels, all as more particularly set forth in Sections 5 and 6 of the Original City Deed (collectively, the "City Deed Restrictions"); and

     WHEREAS, the Redeveloper and Boyd Atlantic City, Inc., a New Jersey corporation ("Boyd") have entered into a certain amended and restated joint venture


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agreement dated as of July 14, 1998, as amended by a certain first amendment to amended and restated joint venture agreement dated September 10, 1998, as further amended by Second Amended and Restated Joint Venture Agreement dated as of August 31, 2000 (as so amended, the "Joint Venture Agreement"), pursuant to which Redeveloper and Boyd have formed a joint venture known as Marina District Development Company ("MDDC"); and

     WHEREAS, pursuant to the terms of the Joint Venture Agreement, Redeveloper has agreed to convey to MDDC a portion of the Project Parcels as more particularly described on Exhibit "A" hereto (the "Joint Venture Property"), for the purpose of, among other things, developing and operating thereon a facility consisting of a 2,010 room hotel-casino and related restaurant, entertainment, retail and other amenities (the "MDDC Project");

     WHEREAS, pursuant to Ordinance No. 70 of 1998 adopted by the City Council on December 16, 1998, the City entered into a certain agreement known as "A Third Amendment to the May 3, 1996 Agreement Between the City of Atlantic City and Mirage Resorts, Incorporated for the Development of the Huron North Redevelopment Area" (the "Third Amendment"), which Third Amendment was executed on January 13, 1999; and

     WHEREAS, pursuant to the Third Amendment, the City approved, INTER ALIA, Redeveloper's conveyance of the Joint Venture Property to MDDC; and

     WHEREAS, pursuant to the Third Amendment, the City executed an Agreement Modifying Deed Book 6237, Page 223 dated January 18, 1999 and recorded on February 10,


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1999 in Deed Book 6433, Page 285 (the "Prior Deed Modification"), pursuant to which the Original City Deed was modified to provide for the release of the Mirage Land from the City Deed Restrictions and to incorporate the Harrah's Land into the "Property" as defined therein (as such terms are defined in the Prior Deed Modification) (the Original City Deed, as previously modified by the Prior Deed Modification, is hereinafter referred to as the "City Deed"); and

     WHEREAS, the Property less the Joint Venture Property is hereinafter collectively referred to as the "MAC Property"; and

     WHEREAS, the City and Redeveloper entered into the "Agreement Restricting the Harrah's Land" (as such term is defined in the Prior Deed Modification) dated January 18, 1999 and recorded on February 10, 1999 in Deed Book 6433, Page 323, pursuant to which the Harrah's Land was subjected to the City Deed Restrictions; and

     WHEREAS, at a hearing held on March 15, 2000, the City Planning Board granted preliminary and final site plan approval for the MDDC Project; and

     WHEREAS, on July 19, 2000, the Planning Board of the City of Atlantic City approved an application by MDDC for an amendment to preliminary and final site plan approval to increase the size and scope of the MDDC Project to 2,010 hotel rooms; and

     WHEREAS, MDDC has made application for other approvals in order to develop the Joint Venture Property; and

     WHEREAS, with respect to the MAC Property and the Joint Venture Property, the public policy goals set forth in Section 3.4 of that certain Redevelopment Plan for the Huron North Redevelopment Area adopted by the City Council, as amended by


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Ordinance No. 60 of 1998 adopted by the City Council (the "Redevelopment Plan")
would be satisfied upon completion of construction of the MDDC Project; and

     WHEREAS, the Redeveloper and MDDC have requested that on the effective date of the City Ordinance approving and adopting this Fourth Amendment, the City shall execute and deliver to the Redeveloper: (a) an agreement in the form attached as Exhibit "B" hereto (the "Second Deed Modification"), and (b) an agreement by and among MDDC, the Redeveloper and the City in the form attached as Exhibit "C" hereto (the "H-Tract Tri-Party Agreement"); and

     WHEREAS, in light of the foregoing recitals, the City and the Redeveloper are desirous of entering into this Fourth Amendment to amend various sections of the Redevelopment Agreement; and

     WHEREAS, the City and the Redeveloper acknowledge that the mutual promises contained in this Fourth Amendment are good and valuable consideration for the binding execution of this Fourth Amendment;

     IT IS ON THE DATE STATED ABOVE AGREED BY AND BETWEEN THE CITY AND THE REDEVELOPER AS FOLLOWS:


                          2. INCORPORATION OF RECITALS

2.0 INCORPORATION OF RECITALS. The recitals set forth in Section 1 of this Fourth Amendment are hereby incorporated by reference and are considered a part of this Fourth Amendment.


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                                 3. DEFINITIONS

3.0 GOVERNING DEFINITIONS. The defined words, phrases and terms in the Agreement, the First Amendment, the Second Amendment, and the Third Amendment shall have their same respective meanings in this Fourth Amendment unless the context clearly indicates otherwise.

                           4. PROJECT IDENTIFICATION

4.0 THE MDDC PROJECT. The Redevelopment Agreement is hereby amended to add the following provision:

     "3.1.6 THE MDDC PROJECT.

     Notwithstanding the terms of Section 3.1 of the Agreement, pursuant to
     Section 4.2.4 of the Redevelopment Plan, as it may be amended from time to time, the MDDC Project on the Joint Venture Property shall be considered a separate development tract within the Project Parcels for the development of the MDDC Project. The MDDC Project is hereby agreed to meet the terms and conditions of the Agreement and is found to be consistent with and meets the definition of and shall constitute the "Project" as set forth in
     Section 3.1 of the Agreement. Redeveloper has caused MDDC to agree to join in and deliver to the City MDDC's and Redeveloper's agreement, the form of which is attached hereto and made a part hereof as Exhibit "C" (the "H-Tract Tri-Party Agreement"). Upon the City's receipt of the H-Tract Tri-Party Agreement which has been executed by MDDC and Redeveloper, the City shall promptly execute and deliver same to MDDC and Redeveloper. The City agrees to provide any pertinent information in


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     its possession and to provide any reasonable assistance, without cost or expense to the City other than payroll and internal administrative costs, which may be required of it to enable MDDC to properly apply for and obtain such permits or approvals in a timely fashion, including making applications in the name of the City when reasonably advantageous or otherwise required to do so.

          MDDC and the Joint Venture Property are hereby released from the requirements, restrictions and conditions of the Agreement. No default by Redeveloper in the performance of any provision of the Redevelopment Agreement or the subsequent reversion of title of any of the MAC Property to the City will disturb or interfere with MDDC's use and enjoyment of the Joint Venture Property, the MDDC Project, or any improvements, including, without limitation, utilities, roadways, landscaping, lighting, and stormwater drainage, located on the MAC Property and used by MDDC in connection with the construction, use, operation, ownership, and management of the MDDC Project.

     3.1.7 RELEASE OF JOINT VENTURE PROPERTY AND MAC PROPERTY FROM CITY DEED RESTRICTIONS AND THE AGREEMENT RESTRICTING THE HARRAH'S LAND.

     Upon Substantial Completion of the MDDC Project (as defined in the H-Tract Tri-Party Agreement) and upon satisfaction of the other conditions set forth in the Second Deed Modification attached hereto as Exhibit "B", the City will execute and deliver that certain release of City Deed Restrictions in the form attached hereto as Exhibit "D" (the "Release of City Deed Restrictions"), whereby the City will release the Joint Venture Property and the MAC Property from the City Deed


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     Restrictions contained in the City Deed, as amended by the Second City Deed
     Modification, and the Agreement Restricting the Harrah's Land.

     3.1.8 NO EFFECT UPON JOINT VENTURE PROPERTY.

     No default by Redeveloper in the performance of any provision of the Redeveloper Agreement or any other agreement with the City and no termination of any such agreement, for any reason whatsoever, shall in any manner affect the City's rights or obligations with respect to the MDDC Project or the Joint Venture Property.

     3.1.9 TERMINATION OF JOINT VENTURE AGREEMENT.

     In the event, for any reason, the Joint Venture Agreement is terminated prior to the conveyance of the Joint Venture Property to MDDC (or its nominee), then in such event, upon such termination, the Second City Deed Modification shall be null and void and the City, the Redeveloper, and MDDC agree, that upon the request of the Redeveloper, to execute and deliver to the Redeveloper an instrument memorializing same, and further that this
     Section 4.0 shall be void and severed from the Agreement.



                         5. THE SECOND DEED MODIFICATION

5.0 THE SECOND DEED MODIFICATION. The Agreement is hereby amended to add the following provision:

     "5.1.2.4 THE SECOND DEED MODIFICATION

     The City agrees that concurrently upon the execution of this Fourth Amendment, it will execute and deliver to the Redeveloper for recording the Second Deed


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     Modification, the form of which is attached hereto and made a part hereof as Exhibit "B".

                                6. MISCELLANEOUS

6.0 RATIFICATION OF ALL OTHER TERMS AND CONDITIONS OF THE REDEVELOPMENT AGREEMENT AND THE FIRST AMENDMENT, THE SECOND AMENDMENT, AND THE THIRD AMENDMENT.

     Except to the extent inconsistent with the terms and conditions of this Fourth Amendment, all remaining terms and conditions of the Redevelopment Agreement, the First Amendment, the Second Amendment, and the Third Amendment are hereby ratified and confirmed and are agreed to be in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Fourth Amendment effective as of the date appearing on the first page hereof.

ATTEST                                 CITY OF ATLANTIC CITY


BENJAMIN FITZGERALD                    By:     JAMES WHELAN
-----------------------------------      --------------------------------------
Benjamin Fitzgerald, City Clerk            Name:   James Whelan
                                           Title:  Mayor


                                       Approved as to form:

                                       MARY C. SIRACUSA
                                       ----------------------------------------
                                       Mary C. Siracusa, City Solicitor
                                       MAC, CORP.


ATTEST:

PETER C. WALSH                         By: ROBERT H. BALDWIN
-----------------------------------      --------------------------------------
Peter C. Walsh, Assistant Secretary        Robert H. Baldwin, President


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                         EXHIBIT "A" TO FOURTH AMENDMENT

                           TO REDEVELOPMENT AGREEMENT

                  LEGAL DESCRIPTION OF JOINT VENTURE PROPERTY
                  -------------------------------------------





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                         EXHIBIT "B" TO FOURTH AMENDMENT

                           TO REDEVELOPMENT AGREEMENT

                            SECOND DEED MODIFICATION
                            ------------------------





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                         EXHIBIT "C" TO FOURTH AMENDMENT

                           TO REDEVELOPMENT AGREEMENT

                          H-TRACT TRI-PARTY AGREEMENT
                          ---------------------------





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                         EXHIBIT "D" TO FOURTH AMENDMENT

                           TO REDEVELOPMENT AGREEMENT

                   PROPOSED RELEASE OF CITY DEED RESTRICTIONS
                   ------------------------------------------

                    AND AGREEMENT RESTRICTING HARRAH'S LAND
                    ---------------------------------------





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